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                                                                   EXHIBIT 21.4


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
                                         LETTER OF TRANSMITTAL FOR SHARES OF
                                      BENEFICIAL INTEREST OF VINLAND PROPERTY TRUST

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                                     IMPORTANT INSTRUCTIONS FOR ACCEPTING THE OFFER:

      (1)    ATTACH YOUR UNSIGNED CERTIFICATE(S) TO THIS LETTER OF TRANSMITTAL
      (2)    COMPLETE EACH SECTION BELOW MARKED WITH AN X
      (3)    RETURN THIS FORM WITH YOUR ATTACHED CERTIFICATE(S)
             IN THE ENCLOSED RETURN ENVELOPE TO:
                           By Mail                                            By Hand:
             AMERICAN STOCK TRANSFER AND TRUST COMPANY       AMERICAN STOCK TRANSFER AND TRUST COMPANY
             40 WALL STREET                                  40 WALL STREET
             46TH FLOOR                                      46TH FLOOR
             NEW YORK, NY 10005                              NEW YORK, NY 10005

             (If mailed, suggest registered or certified mail, return receipt requested.)

      (4)    IF YOU NEED ASSISTANCE, PLEASE CALL 1-718-921-8200
      (5)    IF YOU CANNOT LOCATE YOUR CERTIFICATE(S), PLEASE FILL IN, SIGN AND DATE THE
             AFFIDAVIT ON THE REVERSE SIDE OF THIS LETTER AND HAVE YOUR SIGNATURE NOTARIZED.

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                                    DESCRIPTION OF CERTIFICATES TRANSMITTED
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                  Name and Address of
                   Registered Holder                 Number of Shares                     Certificate(s)
           (Complete or Correct as Required)       Held in this Account        (Attach additional list if necessary)
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                                                                         X            Certificate(s) Enclosed

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                                                                                  Certificate           Number of
                                                                                     Number               Shares
                                                                           ---------------------------------------------

                                                                           ---------------------------------------------

                                                                           ---------------------------------------------

                                                                           ---------------------------------------------

                                                                           ---------------------------------------------

                                                                           ---------------------------------------------
                                                                              Total Shares
                                                                           ---------------------------------------------

                            NOTE: IF NECESSARY, PLEASE CORRECT THE ABOVE ADDRESS LABEL IN INK.
Gentlemen:

     The undersigned hereby tenders to American Stock Transfer and Trust Company as Agent (the "Agent") for Vinland
Property Trust, a California real estate investment trust (formerly Consolidated Capital Realty Investors) (the
"Trust"), the above-described certificate(s) representing shares of Beneficial Interest, no par value per share (the
"Shares"), of the Trust, pursuant to the Offer by the Trust to purchase all, but not less than all, of the Shares from record or beneficial owners of 99 or fewer Shares, as contained in the Trust's Offer dated December 1, 1995 (the
"Offer"), receipt of which is hereby acknowledged.  If the Shares tendered hereby are held in street name, the undersigned represents that (i) only Shares owned by beneficial holders of 99 or fewer shares are being tendered and
(ii) the tender includes all Shares held by such record owner for the account of each beneficial owner for whom Shares are being tendered.

     Subject to payment of the Purchase Price per Share set forth in the Offer, the undersigned hereby sells, assigns and transfers to the Trust the above Shares and hereby constitutes and appoints American Stock Transfer and Trust
Company his true and lawful attorney, to transfer these Shares on the books of the Trust.  This tender is irrevocable and the undersigned, and each of them, warrants that the undersigned, and each of them, has full authority to transfer and sell these Shares, and that the Trust will acquire good and marketable title to such Shares, free and clear of all liens and encumbrances.  The undersigned, and each of them, understands that all questions as to validity, form, eligibility, time of acceptance and similar questions will be determined by the Trust and the undersigned, and each of them, agrees that the Trust's determination shall become final and binding.  All authority herein conferred shall survive the death of incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives and assigns of the undersigned.


                                                                          PLEASE DATE AND SIGN HERE AND ON
 PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THE LABEL AFFIXED TO      THE FORM W-9 BELOW:
 THIS LETTER OF TRANSMITTAL.  EACH JOINT OWNER MUST SIGN; IF ONE OR
 MORE OWNERS ARE DECEASED, THE SURVIVOR(S) MUST SIGN AND ENCLOSE THE
 DECEASED'S DEATH CERTIFICATE.  IF YOU ARE SIGNING FOR SOMEONE ELSE,      Date:
                                                                               ----------------------------------------
 YOU MUST ENCLOSE DOCUMENTATION WITH THE LETTER OF TRANSMITTAL
 CERTIFYING YOUR AUTHORIZATION TO SIGN.  IT IS NOT NECESSARY TO SIGN
 THE STOCK CERTIFI-CATE.                                                  X
                                                                            -------------------------------------------
                                                                                       Authorized Signature
 X(     )
   -----   --------------------------------------------------------------
                             Day or Work Telephone Number
                                                                          X
                                                                            -------------------------------------------
                                                                                       Authorized Signature

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE SUBSTITUTE FORM W-9 AND CERTIFY
THEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.  FAILURE TO DO SO WILL SUBJECT YOU TO 20 PERCENT FEDERAL INCOME
TAX WITHHOLDING FROM YOUR PROCEEDS

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  SUBSTITUTE                    Part I - Taxpayer Identification No. - For all Accounts         Part II - For Payees Exempt
  FORM W-9                                                                                                From Backup
                                                                                                          Withholding
                                                                                                 -----------------------------

  Department of the Treasury    Enter your taxpayer identification
  Internal Revenue Service      number in the appropriate box.  For most  ----------------------------------------------------
                                individuals, this is your social           Social Security Number
                                security number                           ----------------------------------------------------
  Payer's Request for                                                                      OR
  Taxpayer Identification No.                                             ----------------------------------------------------
                                                                           Employer Identification Number
                                                                          ----------------------------------------------------



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  Certificates -- Under penalties of perjury, I certify that:
  (1) The number shown on this form is my correct Taxpayer identification Number (or I am waiting for a number to be issued to me), and
  (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service ("IRS")
      that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
  Certification instructions -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by IRS that you were subject to backup withholding you received another notification from IRS that you are no longer subject to backup withholding, do not cross out item (2) but instead attach a copy of the IRS certification that you are no longer subject to backup withholding.

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  SIGNATURE                                                   Date
            ------------------------------------------------       -----------------------------------------------------------
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                    INSTRUCTIONS FOR TENDERING THE SHARES

         (1) This Letter of Transmittal should be properly completed, dated and signed by the registered holder(s) of the certificate(s) for the Shares or the agent of such holder and, TOGETHER WITH SUCH CERTIFICATE(S), mailed or delivered to American Stock Transfer and Trust Company, as Agent, at the appropriate address shown on the front hereof. The method of delivery of the certificate(s) to the Agent is at the option and risk of the owner thereof. If the certificate(s) are forwarded by mail, the use of registered or certified mail is recommended.

         (2) If the Letter of Transmittal is signed by a corporation or by a person acting in a fiduciary or other representative capacity, proper evidence in form satisfactory to the Agent of the authority of the person signing the Letter of Transmittal to assign, sell and transfer such shares should be forwarded with the surrendered certificate(s).

         (3) Certain payers generally must withhold and remit to the Internal Revenue Service 31% of taxable interest, dividend, and certain other payments if you fail to furnish such payers with your correct taxpayer identification number (this is referred to as "backup withholding"). For most individual taxpayers, the taxpayer identification number is the same as their social security number. To avoid backup withholding, be sure to indicate on this Letter of Transmittal your correct taxpayer identification number and properly certify that you are not subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code.

         You are subject to backup withholding if:

                 (a) You fail to furnish your taxpayer identification number to this payer, or

                 (b) The Internal Revenue Service notifies this payer that you furnished an incorrect taxpayer identification number, or

                 (c) You are notified that you are subject to backup withholding under Section 3406(a)(1)(C) of the Internal Revenue Code, or

                 (d) If you purchased your Shares after December 31, 1983, you fail to certify to this payer that you are NOT subject to backup withholding under (c) above, or fail to certify your taxpayer identification number.

         (4) If the certificate(s) for the Shares has been lost or destroyed, you may accept the Offer by signing the statement below. The Trust will accept your statement in lieu of delivery of your certificates.

         (5) All inquiries with respect to the surrender of certificates should be made to American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, New York 10005, Attention: Shareholder Relations, or phone inquires may be directed to (718) 921-8200.

================================================================================


                 THIS AFFIDAVIT TO BE COMPLETED AND NOTARIZED
                 ONLY IF YOU CANNOT LOCATE YOUR CERTIFICATE(S)

                 AFFIDAVIT OF LOST OR DESTROYED CERTIFICATE(S)

STATE OF                   NAME AND ADDRESS
         -----------------                  ------------------------------------

COUNTY OF                  CITY/STATE/ZIP
          ----------------                --------------------------------------

CERTIFICATE NUMBER(S)* ___________, for ___________ share(s) of Beneficial Interest (the "Shares") of Vinland Property Trust.

The undersigned person(s), being first duly sworn, deposes and says that:

I am the lawful owner of the above described certificate(s) and Shares. The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it, and make this Affidavit for the purpose of inducing the liquidation of the certificate(s) without surrender of the certificate(s), and the sale of the Shares represented thereby, and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s). I, in consideration of the proceeds of the sale of the Shares represented by the certificate(s), agree to completely indemnify , protect and save harmless Vinland Property Trust and American Stock Transfer and Trust Company, and any other party to the transaction (the "Obligees"), from and against all loss, costs and damages, including court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s), the sale and purchase of Shares represented thereby and the distribution of the proceeds of the certificate(s). The rights accruing to the Obligees under the preceding sentences shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligations on the part of the Obligees or their respective officers, employees and agents, or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred.

                                                      PLEASE ALSO SIGN THE FRONT
                                                    OF THE LETTER OF TRANSMITTAL

Signed, sealed and delivered by Affiant on this ____________ day of ______________________, 199__.

Signature of Affiant (Shareholder)
                                   --------------------------------------------

Signature of Co-Affiant (Co-Shareholder)
                                         --------------------------------------

On this __________________ day of __________________________, before me personally appeared ______________________________________ known to me to be the individual(s) who executed the foregoing instrument, and being duly sworn, did depose and say that the statements contained therein are true.

(Affix Notarial Seal)

My commission expires              Signature of Notary Public
                      ------------                            -----------------






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                 * If you do  not have a record  of your certificate number(s), leave line blank. These numbers will be researched. This research might cause a delay in the sale of your Shares.